EXHIBIT 10.3
                                                            Gilmore & Bell, P.C.
                                                                K104189\lease.v5
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                                 LEASE AGREEMENT
                                     between
                             CITY OF OLATHE, KANSAS
                                       and
                   KING'S COURT INVESTORS LIMITED PARTNERSHIP

                          Dated as of November 1, 1998


                                   $2,209,000
                   Multifamily Housing Revenue Refunding Bonds
                        (King's Court Apartments Project)
                                   Series 1998

                                     of the

                             City of Olathe, Kansas




CERTAIN OF THE RIGHTS, TITLE AND INTEREST OF THE CITY OF OLATHE, KANSAS TO THIS LEASE HAVE BEEN ASSIGNED TO SECURITY BANK OF KANSAS CITY, AS TRUSTEE UNDER THE TRUST INDENTURE DATED AS OF NOVEMBER 1, 1998, BETWEEN THE CITY AND THE TRUSTEE.

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                                TABLE OF CONTENTS
                                                                           PAGE

Parties......................................................................1
Recitals.....................................................................1

                                    ARTICLE I
            DEFINITIONS, CONSTRUCTION AND CERTAIN GENERAL PROVISIONS

Section 1.1.   Definitions...................................................2
Section 1.2.   Rules of Interpretation.......................................2

                                   ARTICLE II
                                 REPRESENTATIONS

Section 2.1.   Representations by the Issuer.................................3
Section 2.2.   General Representations by the Lessee.........................3
Section 2.3.   Tax Representations of the Lessee.............................6

                                   ARTICLE III
                       ISSUANCE OF BONDS; PAYMENT OF COSTS

Section 3.1.   Issuance of Bonds.............................................7
Section 3.2.   No Warranty by Issuer.........................................7
Section 3.3.   Payment of Issuance Costs.....................................7
Section 3.4.   Title Insurance...............................................8

                                   ARTICLE IV
           GRANTING PROVISIONS, LEASE PAYMENTS AND OTHER PAYMENTS, AND
                      ASSIGNMENTS OF ISSUER'S RIGHTS, ETC.

Section 4.1.   Termination of Base Lease and Sublease; Grant of
               Leasehold Estate..............................................9
Section 4.2.   Possession and Use of Project.................................9
Section 4.3.   Lease Payments................................................9
Section 4.4.   Additional Payments..........................................10
Section 4.5.   Obligations of Lessee Unconditional; Non-Recourse............11
Section 4.6.   Lessee's Remedies............................................13
Section 4.7.   Assignment of Issuer's Rights................................13
Section 4.8.   Net Lease....................................................13

                                       i


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                                    ARTICLE V
          MAINTENANCE; MODIFICATIONS; INSURANCE; ASSIGNMENT OF PROJECT;
                          LOSS OF OR DAMAGE TO PROJECT

Section 5.1.   Maintenance and Modification of Project by Lessee............13
Section 5.2.   Assignment of Lease by Lessee................................14
Section 5.3.   Taxes, Assessments and Other Charges.........................14
Section 5.4.   Use of Project...............................................14
Section 5.5.   Insurance....................................................15
Section 5.6.   Casualty or Condemnation.....................................15
Section 5.7.   Utilities....................................................15
Section 5.8.   Depreciation and Investment Tax Credit.......................15

                                   ARTICLE VI
                              PARTICULAR COVENANTS

Section 6.1.   Indemnification..............................................15
Section 6.2.   Further Assurances and Corrective Instruments................16
Section 6.3.   Recording and Filing of Documents............................16
Section 6.4.   itigation Notice.............................................16
Section 6.5.   Annual Certificate...........................................17
Section 6.6.   Covenant to Enter into Agreement or Contract to Provide
               Ongoing Disclosure...........................................17

                                   ARTICLE VII
               ASSIGNMENT OF ISSUER'S RIGHTS UNDER LEASE AGREEMENT

Section 7.1.   Assignment by the Issuer.....................................17
Section 7.2.   Restriction on Transfer of Issuer's Rights...................17

                                  ARTICLE VIII
                         EVENTS OF DEFAULT AND REMEDIES

Section 8.1.   Events of Default Defined....................................17
Section 8.2.   Remedies on Default..........................................18
Section 8.3.   No Remedy Exclusive..........................................20
Section 8.4.   Agreement to Pay Attorneys' Fees and Expenses................21
Section 8.5.   Authority and Lessee to Give Notice of Default...............21
Section 8.6.   Performance of Lessee's Obligations..........................21
Section 8.7.   Remedial Rights Assigned to the Trustee......................21
Section 8.8.   Significant Bondowner to Direct Trustee......................21

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                                   ARTICLE IX
                  REPAYMENT AND ACCELERATION OF LEASE PAYMENTS;
                               PURCHASE OF PROJECT

Section 9.1.   Prepayment at the Option of the Lessee.......................22
Section 9.2.   Mandatory Prepayment Upon Certain Events.....................22
Section 9.3.   Purchase of Project; Required Prepayment.....................22
Section 9.4.   Notice of Prepayment.........................................23
Section 9.5.   Precedence of this Article...................................23

                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.1   Authorized Representatives...................................23
Section 10.2.  Term of Lease Agreement......................................24
Section 10.3.  Notices......................................................24
Section 10.4.  Performance Date Not a Business Day..........................24
Section 10.5.  Binding Effect...............................................24
Section 10.6.  Amendments, Changes and Modifications........................24
Section 10.7.  Execution in Counterparts....................................24
Section 10.8.  No Pecuniary Liability.......................................25
Section 10.9.  Extent of Covenants of the Issuer; No Personal
               or Pecuniary Liability.......................................25
Section 10.10. Severability.................................................26
Section 10.11. Governing Law................................................26
              Signatures and Seals..........................................S-1

                                       iii
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                                 LEASE AGREEMENT

     THIS LEASE dated as of November 1, 1998 (this "Lease"), between the CITY OF OLATHE, KANSAS, a municipal corporation organized and existing under the laws of the State of Kansas (the "Issuer"), and KING'S COURT INVESTORS LIMITED PARTNERSHIP, a Kansas limited partnership (the "Lessee"). Capitalized terms not defined elsewhere herein shall have the meaning set forth in the Indenture as more fully described in Section 1.1.

                                    RECITALS:

     1. The Issuer is a municipal corporation duly organized and validly existing under the Constitution and laws of the State of Kansas.

     2. The Issuer is authorized to issue revenue bonds in accordance with the applicable provisions of K.S.A. 12-1740 through 12-1749d, inclusive, and 10-116a (collectively, the "Act"), for the purpose of acquiring, constructing, repairing or improving certain facilities as described in the Act and to refund revenue bonds previously issued under the Act.

     3. The Issuer has issued its City of Olathe, Kansas Multifamily Housing Revenue Bonds (Kings Court Apartments Project), Series 1990 in the aggregate principal amount of $2,300,000 (the "Prior Bonds") pursuant to the Act for the purpose of refinancing the acquisition, rehabilitation, furnishing and equipping the 82-unit commercial multifamily rental residential project known as King's Court Apartments located at 2300-A Willow Drive within the incorporated limits of the Issuer (the "Project") pursuant to the Indenture of Trust dated as of July 1, 1990 (the "Prior Indenture"), between the Issuer and BNY Trust Company of Missouri, as agent for NationsBank, N.A. (successor to NationsBank, N.A. (Midwest), as successor to Boatmen's National Bank, as successor to Boatmen's First National Bank of Kansas City, as successor to the Federal Deposit Insurance Corporation, as receiver and successor to Missouri Bridge Bank, as successor to the Federal Deposit Insurance Corporation, as receiver and successor to The Merchants Bank, the "Prior Trustee").

     4. In connection with the issuance of the Prior Bonds and the bonds refunded with the proceeds of the Prior Bonds, (i) the Lessee leased the Project to the Issuer pursuant to the Lease dated as of December 1, 1985, as amended by the Amendment to Lease dated as of July 1, 1990 (collectively, the "Prior Lease"), each between the Lessee and the Issuer, and (ii) the Issuer subleased the Project to the Lessee pursuant to the Sublease dated as of December 1, 1985, as amended by the Amendment to Sublease dated as of July 1, 1990 (collectively, the "Prior Sublease"), each between the Issuer and the Lessee.

     5. The Prior Bonds are subject to optional redemption in whole on any date upon the optional prepayment of the Mortgage Loan (as defined in the Prior Indenture) by the Lessee.

     6. The Lessee has now requested that the Issuer issue refunding bonds under the Act to provide moneys to prepay the Mortgage Loan and refund and redeem the Prior Bonds in whole on December 1, 1998 and thereby refinance the Project, by the Issuer's acquisition of the Project and the lease of the Project to the Lessee pursuant to the terms of this Lease.

     7. In order to provide funds to refinance the Project and refund the Prior Bonds, and in consideration of the conveyance of the Project to the Issuer by the Lessee, the Issuer has determined to make amounts available to the Lessee to prepay the Mortgage Loan solely from the proceeds of the Multifamily Housing Revenue Refunding Bonds (King's Court Apartments Project) Series 1998 (the "Bonds") to be issued in the aggregate principal amount of $2,209,000 under the Trust Indenture dated as of November 1, 1998 (the "Indenture"), between the Issuer and Security Bank of Kansas, as trustee (the "Trustee").

     8. In connection with the issuance of the Bonds, the Issuer is leasing the Project to the Lessee pursuant to this Lease.

     9. In connection with the redemption of the Prior Bonds, the lien of the Prior Indenture will be defeased and the Indenture, the Prior Lease and the Prior Sublease will be terminated.

     10. Under the terms of this Lease, the Lessee has agreed to make rental payments in amounts and at the times sufficient to timely pay the principal and purchase price of and premium, if any, and interest on the Bonds.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the Issuer and the Lessee do hereby covenant and agree as follows:

                                    ARTICLE I
            DEFINITIONS, CONSTRUCTION AND CERTAIN GENERAL PROVISIONS

     Section 1.1. Definitions. All capitalized terms not elsewhere defined in this Lease have the meanings set forth in Section 101 of the Indenture.

     Section 1.2. Rules of Interpretation.

     (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

     (b) Unless the context shall otherwise indicate, words importing the singular number shall include the plural and vice versa, and words importing person shall include firms, partnerships, associations and corporations, including public bodies, as well as natural persons.

     (c) The words "herein," "hereby," "hereunder," "hereof," "hereto," "hereinbefore," "hereinafter" and other equivalent words refer to this Lease and not solely to the particular article, section, paragraph or subparagraph hereof in which such word is used.

     (d) Reference herein to a particular article or a particular section shall be construed to be a reference to the specified article or section of this Lease unless the context or use clearly indicates another or different meaning or intent. Reference in this Lease to a schedule or an exhibit shall be construed to be a reference to the specified schedule or exhibit to this Lease unless the context or use clearly indicates another or different meaning or intent.

     (e) Wherever an item or items are listed after the word "including," such listing is not intended to be a listing that excludes items not listed.

     (f) The table of contents, captions and headings in this Lease are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Lease.

                                   ARTICLE II
                                 REPRESENTATIONS

     Section 2.1. Representations by the Issuer. The Issuer represents to the Lessee that:

     (a) The Issuer is a municipal corporation duly organized and validly existing under the laws of the State. The issuer has acquired the Project under the provisions of the Act.

     (b) The Issuer has lawful power and authority under the Act to enter into this Lease and the Indenture and to carry out its obligations hereunder and under the Indenture. By proper action of its governing body, the Issuer has been duly authorized to execute and deliver this Lease, acting by and through its duly authorized officers. The Indenture, the Tax Agreement, the Land Use Restriction Agreement and this Lease have been duly executed and delivered by the Issuer and each constitutes a valid, legal, binding and enforceable obligation of the Issuer (subject to bankruptcy, insolvency or creditors rights laws generally and principles of equity generally) without offset, defense or counterclaim. The execution, delivery and performance of the Indenture, this Lease, the Land Use Restriction Agreement and the Tax Agreement by the Issuer will not violate any law, regulation, order or decree of any governmental authority and all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of such documents by the Issuer have been obtained or made.

     (c) The Project constitutes a "project" within the meaning of the Act, and the lease of the Project to the Lessee and the application of the proceeds received by the Issuer from the sale of the Bonds for the purposes herein specified will further the public purposes of the Act.

     (d) To refinance the costs of the Project, the Issuer proposes to issue the Bonds in the aggregate principal amount of $2,209,000. The Bonds will bear interest and be scheduled to mature and will be subject to purchase and redemption prior to maturity in accordance with the provisions of the Indenture. The Bonds are to be issued under and secured by the Indenture, pursuant to which the Project and the rents, revenues and receipts derived by the Issuer pursuant to this Lease, other than the Unassigned Issuer Rights, will be pledged and assigned to the Bondholders as security for payment of the principal of, premium, if any, and interest on the Bonds.

     (f) To its knowledge, no member of the governing body of the Issuer or any other officer of the Issuer has any significant or conflicting interest, financial, employment or otherwise, in the Lessee, the Project or in the transactions contemplated hereby.

     (g) To the extent within its reasonable control, the Issuer will not knowingly engage in any activity which might result in the income of the Issuer to be received hereunder becoming taxable to it or interest on the Bonds becoming includable in gross income for federal income tax purposes.

     Section 2.2. General Representations by the Lessee.

     (a) The Lessee is a limited partnership duly formed and validly existing under the laws of the State, is in good standing under the laws of the State, and is duly authorized to conduct its business in the State and all other states where its activities require such authorization, has power and authority to enter into this Lease and the other Financing Documents to which the Lessee is a party, and to use the Project and for the purpose set forth in this Lease, and by proper corporate action has authorized the execution and delivery of this Lease and the other Financing Documents to which the Lessee is a party, and has approved the Indenture.

     (b) This Lease and the other Financing Documents to which the Lessee is a party have been duly executed and delivered by the Lessee; such documents constitute valid, legal, binding and enforceable obligations of the Lessee (subject to bankruptcy, insolvency or creditors rights generally and principles of equity generally), without offset, defense or counterclaim; the execution, delivery and performance of such documents by the Lessee will not violate any law, regulation, order or decree of any governmental authority; and all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of such documents by the Lessee have been obtained or made.

     (c) The execution and delivery of this Lease and the other Financing Documents to which the Lessee is a party, the consummation of the transactions contemplated thereby, and the fulfillment of the terms and conditions thereof do not and will not conflict with or result in a breach of any of the terms or conditions of the Lessee's Limited Partnership Agreement, any restriction or any agreement or instrument to which the Lessee is now a party or by which it is bound or to which any property of the Lessee is subject, and do not and will not constitute a default under any of the foregoing, or, to the best of the Lessee's knowledge, cause the Lessee to be in violation of any order, decree, statute, rule or regulation of any court or any state or federal regulatory body having jurisdiction over the Lessee or the Project and do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of the property or assets of the Lessee contrary to the terms of any instrument or agreement to which the Lessee is a party or by which it is bound.

     (d) The use of the Project, as it is proposed to be operated, complies with all presently applicable zoning, development, pollution control, water conservation, environmental and other laws, regulations, rules and ordinances of the federal government and the State and the respective agencies thereof and the political subdivision in which the Project is located; the Lessee has obtained all necessary approvals of and licenses, permits, consents and franchises from federal, state, county, municipal or other governmental authorities having jurisdiction over the Project to operate the Project and to enter into, execute and perform its obligations under this Lease and the other Financing Documents to which the Lessee is a party.

     (e) In addition to the Bonds, no other obligations have been or are expected to be issued before or after the Bonds by or on behalf of any state, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia under Section 103 of the Code and regulations, (1) the proceeds of which will be used primarily with respect to facilities, the principal user or users of which will be the Lessee or "related persons" (as defined in Section 147(a) of the Code) thereto, and (2) which will be (i) sold (or in the case of variable rate obligations, issued) less than fifteen (15) days apart, (ii) sold (or in the case of variable rate obligations, issued) pursuant to the same plan of financing, and (iii) payable from the same source of funds, determined without regard to guarantees from unrelated parties.

     (f) The Lessee is not in the trade or business of selling properties such as the Project and has acquired its leasehold estate in the Project evidenced by this Lease Agreement for investment purposes only or otherwise for use by the Lessee in its trade or business, and therefore the Lessee has no present intention to voluntarily sell, surrender or otherwise transfer, in whole or part, its interest in the Project in the foreseeable future.

     (g) There are no actions, suits, proceedings or inquiries or investigations at law or in equity pending or, to the knowledge of the Lessee, threatened against the Lessee or any property of the Lessee in any court or before any federal, state, municipal or other governmental agency, which, if decided adversely to the Lessee, would have a material adverse effect upon the Lessee or upon the business or properties of the Lessee or upon its power, authority and right to enter into this Lease and the other Financing Documents to which the Lessee is a party; and the Lessee is not in default with respect to any order of any court or governmental agency.

     (h) The Lessee has not incurred, and will not incur, any indebtedness for borrowed money other than under this Lease, the Financing Documents and the Loan.

     (i) The Lessee has filed all federal and state income tax returns, if any, which, to the knowledge of the Lessee, are required to be filed and has paid all taxes shown on said returns and all assessments and governmental charges received by it to the extent that they have become due.

     (j) The Lessee has reviewed and approved the provisions of the Indenture.

     (k) To the best of the Lessee's knowledge, no member of the governing body of the Issuer or any other officer of the Issuer has any significant or conflicting interest, financial, employment or otherwise, in the Lessee, the Project or the transactions contemplated hereby.

     (l) There has been no material adverse change in the financial condition, prospects or business affairs of the Lessee or the feasibility or physical condition of the Project since November 3, 1998.

     (m) The covenants, representations and warranties of the Lessee in the Land Use Restriction Agreement and the Tax Agreement are true and correct and are incorporated herein by reference and made a part of this Lease.

     (n) To the best knowledge of the Lessee, the Lessee has made and shall continue to make all required contributions to all employee benefit plans, if any, and the Lessee has no knowledge of any material liability which has been incurred by the Lessee which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan, and each such plan as been administered in compliance with its terms and the applicable provisions of ERISA and any other federal or State law.

     (o) The Lessee (1) has not entered into the transaction or any Financing Document with the actual intent to hinder, delay or defraud any creditor, and
(2) received reasonably equivalent value in exchange for its obligations hereunder and under the Financing Documents. Giving effect to the transactions contemplated by the Financing Documents, the fair salable value of the Lessee's assets exceeds and will, immediately following the execution and delivery of the Financing Documents, exceed the Lessee's total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair salable value of the Lessee's assets is and will, immediately following the execution and delivery of the Financing Documents, be greater than the Lessee's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. The Lessee's assets do not and, immediately following the execution and delivery of the Financing Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Lessee does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Lessee).

     (p) The Lessee has no known material contingent liabilities.

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     (q) The Lessee has no material  financial  obligation  under any indenture, mortgage, deed of trust, loan or lease agreement or other agreement or instrument to which the Lessee is a party or by which the Lessee or the Project are otherwise bound, other than obligations incurred in the ordinary course of business and other than this Lease, the other Financing Documents to which the Lessee is a party and the Loan.

     (r) The Lessee has not borrowed or received other debt financing that has not been heretofore repaid in full other than the Loan and advances made by the members of its general partner and its limited partners.

     (s) The Lessee is not (1) an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended; (2) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict its ability to borrow money.

     (t) Except as disclosed in the Title Policy (pursuant to Section 3.4), there are no pending or, to the knowledge of the Lessee, proposed special or other assessments for public improvements affecting the Project, nor, to the knowledge of the Lessee, are there any contemplated improvements to the mortgaged property that may result in such special or other assessments.

     (u) No statement of fact made in this Lease or in the other Financing Documents to which the Lessee is a party made by the Lessee contains any untrue statement of a material fact or omits to state any material fact necessary to make statements made herein or therein by the Lessee not misleading. There is no fact presently known to the Lessee which has not been disclosed which adversely affects nor as far as the Lessee can foresee would adversely affect the business, operations or conditions (financial or otherwise) of the Lessee.

     (v) The Project has adequate rights of access to public ways and is served by adequate water, sanitary sewer and storm drainage facilities. All public utilities necessary to the continued use and enjoyment of the Project as presently used and enjoyed are located in the public right-of-way abutting the Project and all such utilities are connected so as to serve the Project without passing over other property. All roads necessary for the full utilization of the Project for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Project.

     (w) The Project is not located in a flood hazard area as defined by the Federal Insurance Administration, except as shown on the survey delivered to the Lender.

     Section 2.3. Tax Representations of the Lessee.

     (a) The Lessee will not take any action that would adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes and will take whatever action is reasonably practical after consideration of all alternatives necessary to comply with the requirements of the Code to maintain the exclusion from gross income for federal income tax purposes of the interest on the Bonds. The Lessee will not use the Project or suffer or permit the Project to be used in any manner or to any extent, and will take no action or refrain from taking any action, nor, to the extent within its control, suffer or permit any action to be taken or condition to exist which causes or may cause the interest on the Bonds to be includable in gross income for federal income tax purposes.

     (b) The Lessee will comply with the Tax Agreement.

                                   ARTICLE III
                       ISSUANCE OF BONDS; PAYMENT OF COSTS

     Section 3.1. Issuance of Bonds. The Issuer has contracted for the sale of the Bonds authorized by the Indenture, and the Lessee approves the terms of the Indenture. Forthwith upon execution of this Lease, the other Financing Documents and the Indenture, or as soon thereafter as practicable, the Issuer will execute the Bonds and deliver the Bonds to the initial purchaser or to its order upon payment of the purchase price and filing with the Trustee of the opinion of Bond Counsel as to the legality of the Bonds and the furnishing of all other documents required to be furnished before such delivery. The proceeds of the Bonds will be deposited with the Trustee and disbursed in accordance with
Section 203(d) of the Indenture.

     Section 3.2. No Warranty by Issuer. The Lessee recognizes that, because the components of the Project have been and are to be designated and selected by it, THE ISSUER HAS NOT MADE AN INSPECTION OF THE PROJECT OR OF ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND THE ISSUER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE ISSUER SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY WARRANTIES OR REPRESENTATIONS BY THE ISSUER, EXPRESS OR IMPLIED, WITH RESPECT TO THE ORIGINAL PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORT ION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT.

     Section 3.3. Payment of Issuance Costs. The Lessee agrees that it will provide any and all funds required for the prompt and full payment of all costs of issuance of the Bonds, including, but not limited to, the following items:

          (1) all legal (including Bond Counsel and counsel to the Lessee, the Issuer and the Trustee), abstractors, financial and accounting fees and expenses, administrative fees, Rating Agency fees, printing and engraving costs and other expenses incurred and to be incurred on or before or in connection with issuance of the Bonds;

          (2) premiums on all insurance required to be taken out and maintained until this Lease is terminated pursuant to Section 8.3;

          (3) all mortgage  registry  taxes and recording  fees and other taxes,
     charges,  assessments,   license  or  registration  fees  of  every  nature
     whatsoever incurred and to be incurred in connection with this financing;

          (4) all initial fees and expenses of the Trustee, the Paying Agent and the Issuer;

          (5) all fees and expenses for title insurance, survey and related matters; and

          (6) other costs of issuance.

     Section 3.4. Title Insurance.

     (a) The Lessee agrees to furnish to the Issuer and the Trustee an owner's policy of title insurance and a leasehold policy of title insurance, each issued by the Title Company, in Standard ALTA forms, dated the Closing Date concerning the Project (the "Title Policy"), in form and substance reasonably satisfactory to the Issuer, naming the Issuer and the Trustee as insureds, in an amount not less than the original principal amount of the Bonds, insuring:

          (1) that fee title to the Premises is in the Issuer;

          (2) that the Lessee is the owner of a valid leasehold estate in the Project under the terms of this Lease;

          (3) that the Mortgage is a valid first lien upon the Lessee's leasehold estate in the Premises, subject only to Permitted Encumbrances defined in the Mortgage;

          (4) that the Project and its use does not violate any zoning or other use restrictions covering the Premises and that coverage provided includes the endorsements required by the initial Significant Bondowner as a condition to its purchase of the Bonds;

          (5) that the following standard exceptions be waived and insured: (i) facts which would be disclosed by a comprehensive survey of the Premises,
     (ii) mechanic's, contractors' or materialmen's liens and lien claims, (iii) rights of parties in possession other than residential tenants under leases with a term of one year or less and (iv) all other exceptions noted in Schedule B, Section 1 of the Title Policy; and

          (6) such other matters as the Issuer or the Trustee may reasonably request.

     (b) The Lessee hereby represents that the Permitted Encumbrances do not and will not materially adversely affect (1) the ability of the Lessee to pay the Lease Payments in a timely manner or (b) the use or operation of the Project for the use currently being made thereof or the value of the Project.

     (c) The Lessee has good and marketable fee simple title to the leasehold estate created by this Lease in the Project, and good title to the personal property, subject to no liens, charges or encumbrances other than the Permitted Encumbrances.

     (d) Upon the execution by the Lessee and the recording of the Original Project Mortgage, and upon the execution and filing of UCC-1 financing statements, the Trustee will have a valid first lien on Lessee's leasehold estate in the Project and a valid security interest in the personal property subject to no liens, charges or encumbrances other than the Permitted Encumbrances.

                                   ARTICLE IV
           GRANTING PROVISIONS, LEASE PAYMENTS AND OTHER PAYMENTS, AND
                      ASSIGNMENTS OF ISSUER'S RIGHTS, ETC.

     Section 4.1. Termination of Prior Lease and Prior Sublease; Grant of Leasehold Estate. The Base Lease and the Sublease are hereby terminated. The Issuer and the Lessee will execute appropriate instruments for the release of the Project from the Prior Lease and the Prior Sublease. The Issuer hereby rents, leases and lets the Project to the Lessee, and the Lessee hereby rents, leases and hires the Project from the Issuer, subject to Permitted Encumbrances, for the rentals and upon and subject to the terms and conditions herein contained, for a term commencing on the date hereof and ending on the final maturity date of the Bonds (the "Lease Term"), unless sooner terminated in a manner provided for in this Lease.

     Section 4.2. Possession and Use of Project.

     (a) The Issuer covenants and agrees that as long as the Lessee is not in default under this Lease, the Lessee shall have sole and exclusive possession of the Project (subject to Permitted Encumbrances) and shall and may peaceably and quietly have, hold and enjoy the Project during the Lease Term. The Issuer covenants and agrees that it will not take any action, other than as expressly provided in Article IX, to prevent the Lessee from having quiet and peaceable possession and enjoyment of the Project during the Lease Term. The Issuer, at the request and sole expense of the Lessee, will cooperate with the Lessee in order that the Lessee may have quiet and peaceable possession and enjoyment of the Project and will defend the Lessee's enjoyment and possession thereof against all parties.

     (b) Subject to the provisions of this Section, the Lessee shall have the right to use the Project for any lawful purpose allowed by law and contemplated by the Act. The Lessee shall comply with all statutes, laws, ordinances, orders, judgments, decrees, regulations, directions and requirements of all federal, state, local and other governments or governmental authorities, now or hereafter applicable to the Project or to any adjoining public ways, as to the manner of use or the condition of the Project or of adjoining public ways. The Lessee shall also comply with the mandatory requirements, rules and regulations of all insurers under the insurance policies carried by the Lessee. The Lessee will pay all costs, expenses, claims, fines, penalties and damages that may in any manner arise out of, or be imposed as a result of, the failure of the Lessee to comply with the provisions of this Section. The Lessee has the right, at its own cost and expense, to contest or review by legal or other appropriate procedures the validity or legality of any such governmental statute, law, ordinance, order, judgment, decree, regulation, direction or requirement, or any such requirement, rule or regulation of an insurer, and during such contest or review the Lessee may refrain from complying therewith.

     Section 4.3. Lease Payments.

     (a) Subject to the Lessee's right to acquire the Project from the Issuer under Article VIII, the Lessee agrees to make rental payments ("Lease Payments") to the Trustee at its principal corporate trust office, for the account of the Issuer, for deposit in the Bond Fund, in federal or other immediately available funds, during normal business hours on or before 11:00 a.m. Trustee's local time, on each Lease Payment Date (except as otherwise provided below), the amount of such payment being as follows:

          (i) the amount of the principal of the Bonds coming due on each Interest Payment Date and other date, whether at stated maturity, by redemption or acceleration or otherwise;

          (ii) the amount of interest on the Bonds coming due on each Interest Payment Date;

          (iii) the amount of redemption premium, if any, on the Bonds coming due on any redemption date;

          (iv) any Late Payment Penalty payable inunediately, without demand;

          (v) on each Tender Date, the purchase price of any Bonds required to be purchased pursuant to the Indenture; and

          (vi) all other amounts due under the Bonds, the Indenture and the Financing Documents.

     (b) The Lessee acknowledges that any late payment under this Lease (and, as a result, late payment on the Bonds) will cause the Bondowners to incur costs not contemplated by the purchase of the Bonds, the exact amount of the costs being difficult and impracticable to assess. These costs include, without limitation, processing and accounting charges and the potential costs to be incurred as a result of the Bondowners's frustration and inability to meet its other commitments. Therefore the payment of the Late Payment Penalty and interest on the Bonds at the Default Rate will be immediately due as liquidated damages for the Lessee's failure to make prompt payment and to compensate the Bondowners for such costs. The Lessee agrees that any Late Payment Penalty and change in the interest rate on the Bonds to the Default Rate represents a reasonable sum considering all of the circumstances existing as of the date of issuance of the Bonds and represents a fair and reasonable estimate of the costs that the Bondowners will incur by reason of any late payment. The Issuer and the Lessee agree that proof of actual damages would be costs and inconvenient and that the Lessee's payment of any Late Payment Penalty or interest at the Default Rate will not constitute the waiver of any Event of Default or event of default under the Indenture with respect to any overdue Lease Payment and will not prevent the Trustee's exercise of any remedies under the Indenture.

     (c) Except for such interest of the Lessee as may hereafter arise pursuant to Section 405 of the Indenture, the Lessee and the Issuer each acknowledge that neither the Lessee nor the Issuer has any interest in the Bond Fund and any moneys deposited therein shall be in the custody of and held by the Trustee in trust for the benefit of the Bondowners.

     (d) By its initials appearing below, the Lessee acknowledges that: (1) it fully understands the provisions of this Section and the redemption provisions of the Indenture, (2) the issuance of the Bonds by the Issuer at the request of the Lessee at the interest rate and under the terms provided in the Bonds and the Indenture is sufficient consideration for the inclusion of the provisions of this Section and the redemption provisions of the Indenture, (3) the Issuer would not issue the Bonds and enter into this Lease without the inclusion of the provisions of this Section and the redemption provisions of the Indenture, (4) the provisions of this Lease, the Bonds and the Indenture limiting the rights of prepayment and redemption and providing for payment of redemption premium specified in the Bonds and the Indenture were independently negotiated and bargained for, and constitute a specific, material part of the consideration given by the Lessee to the Issuer, the Trustee and the Bondowners.

                                                /s/FNC   /s/ARM    /s/KKN
                                                -------------------------
                                                    Lessee's Initials

     Section 4.4. Additional Payments.

     (a) The Lessee shall pay the following amounts to the following persons, all as "Additional Payments" under this Lease:

          (i) to the Trustee, when due, all reasonable fees and charges for its services rendered under the Indenture, this Lease and any other Financing Document, and all reasonable expenses (including without limitation reasonable fees and charges of any paying agent, bond registrar, counsel, accountant, engineer or other person) incurred in the performance of the duties of the Trustee under the Indenture, this Lease or any other Financing Document for which the Trustee and other persons are entitled to repayment or reimbursement;

          (ii) to the Issuer, upon demand, its regular fees and charges, if any, and all reasonable expenses (including without limitation reasonable attorney's fees) incurred by the Issuer in relation to the transactions contemplated by this Lease and the Indenture, which are not otherwise to be paid by the Lessee under this Lease or the Indenture;

          (iii) to the appropriate person, such payments as are required (1) as payment for or reimbursement of any and all reasonable costs, expenses and liabilities incurred by the Issuer, the Trustee or the Bondowner or any of them in satisfaction of any obligations of the Lessee under this Lease that the Lessee does not perform, or incurred in the defense of any action or proceeding with respect to the Project, this Lease, the Indenture, or the other Financing Documents or (2) as reimbursement for expenses paid, or as prepayment of expenses to be paid, by the Issuer or the Trustee and that are incurred as a result of a request by the Lessee or a requirement of this Lease and that the Lessee is not otherwise required to pay under this Lease;

          (iv) to the Rate Agent, upon demand, the fees and expenses required to be paid to the Rate Agent;

          (v) all amounts required to be deposited in the Rebate Fund in accordance with the Tax Agreement; and

          (vi) all amounts due under the Financing Documents.

     (b) Additional Payments shall be deemed past due for purposes of this Lease if such remain unpaid after 30 days following the date when due. Any past due Additional Payments which are due to the Issuer, the Trustee or the Bondowner shall continue as an obligation of the Lessee until they are paid and shall bear interest (except as may be otherwise provided in the Financing Documents) at the Bond Interest Rate plus five percent during the period such Additional Payments remain unpaid.

     Section 4.5. Obligations of Lessee Unconditional; Non-Recourse.

     (a) The Lessee covenants and agrees with and for the express benefit of the Issuer and the Owners of the Bonds that it will pay all amounts due under Sections 4.3 and 4.4 and perform its from any circumstances whatsoever, whether now existing or hereafter arising, and regardless of whether or not the Project is completed, any change in the tax or other law of the United States of America, the State or any political subdivision of either thereof, any change in the Issuer's legal organization or status, or any default of the Issuer hereunder, and regardless of the invalidity of any action of the Issuer, and regardless of the invalidity of any portion of this Lease, and, to the extent permitted by law, the Lessee hereby waives the provisions of any statute or other law now or hereafter in effect contrary to any of its obligations, covenants or agreements under this Lease or which releases or purports to release the Lessee therefrom. Nothing in this Lease shall be construed as a waiver by the Lessee of any rights or claims the Lessee may have against the Issuer under this Lease or otherwise, but any recovery upon such rights or claims shall be had from the Issuer separately, it being the intent of this Lease that the Lessee shall be unconditionally and absolutely obligated to perform fully all of its obligations, agreements and covenants under this Lease for the benefit of the Owners of the Bonds.

     (b) Notwithstanding anything contained herein or in the Financing Documents to the contrary, except as expressly set forth to the contrary below, the Lessee shall have no personal liability for Payments under this Lease or the performance of the covenants under the Financing Documents and the Issuer and the Trustee agree not to seek a deficiency or personal money judgment against the Lessee for the failure to satisfy the same, but in such event the Issuer and the Trustee will look solely to the security for satisfaction. The foregoing limitation of liability shall not apply, however, to any loss, damage or expense, including, without limitation, attorney's fees, court costs, expert witness fees and any other similar expenses incurred by the Issuer, the Trustee and the Holders as a result of:

          a) intentional or willful fraud or misrepresentation, or negligent acts or omissions;

          b) waste of the Project;

          c) failure to pay real or personal property taxes or assessments attributable to the Property;

          d) misapplication of any proceeds

             (i) paid under any insurance policies, or

             (ii) realized from awards from condemnation or the exercise of the power of eminent domain or taking in lieu thereof, both arising from the Project;

          e) the existence, use, generation, migration, storage, release, threatened release, or disposal of hazardous materials on, onto, from or under the Project;

          f) any misapplication of the gross proceeds from the Project, which misapplication shall be deemed to have occurred in the event any such gross proceeds are not first applied to costs of operating the Project, including, but not limited to, the amounts then due at the time of such application by the Lessee under this Lease; and

          g) failure of the Lessee to deliver to the Issuer or the Trustee any rents or other income derived from the operation of the Project received by the Lessee at any time subsequent to the date that the Trustee provides notice to the Lessee that the Trustee has terminated the Lessee's license to collect the same in accordance with the Assignment.

     Nothing herein contained shall: (i) be construed to prevent the Trustee from exercising and enforcing any other remedy allowed at law or equity or allowed by any of the Financing Documents; or (ii) limit the Lessee's liability under the Mortgage or under the Environmental Agreement and Indemnity. Furthermore, the Lessee understands and agrees that notwithstanding the limitation of liability hereinabove set forth, if the Lessee transfers any of its right, title and interest in the Project or further encumbers the Project in violation of the terms and provisions of the Mortgage, commencing upon the effective date of any such transfer of title or encumbrance, the Lessee thenceforth shall be personally liable for the payment of Lease Payments due and payable under this Lease. Finally, Maker understands and agrees that the limitation of liability set forth above does not apply to its obligation to pay certain amounts including, without limitation, back taxes and other amounts due pursuant to Section 306 of the Indenture following any Determination of

Taxability.

     Section 4.6. Lessee's Remedies. Nothing contained in this Article shall be construed to release the Issuer from the performance of any of its agreements herein, and if the Issuer should fail to perform any such agreements, the Lessee may institute such action against the Issuer as the Lessee may deem necessary to compel such performance so long as such action shall not violate the Lessee's agreements in Section 4.5 or diminish or delay the amounts required to be paid by the Lessee pursuant to Sections 4.3 and 4.4. The Lessee, however, acknowledges and agrees that any pecuniary obligation of the Issuer created by or arising out of this Lease shall be payable solely out of the proceeds derived from this Lease, the sale of the Bonds, any insurance and condemnation awards, or amounts received upon the sale or other disposition of the Project upon a default by the Lessee or otherwise.

     Section 4.7. Assignment of Issuer's Rights. Under the Indenture, the Issuer will, as additional security for the Bonds, assign, transfer, pledge and grant a security interest in its rights under this Lease to the Trustee (except for the Unassigned Issuer's Rights). The Trustee is hereby given the right to enforce, either jointly with the Issuer or separately, the performance of the obligations of the Lessee, and the Lessee hereby consents to the same and agrees that the Trustee may enforce such rights as payments required under this Lease directly to the Trustee. The Issuer and the Lessee recognizes that the Trustee and the Bondowner are third party creditor-beneficiaries of this Lease.

     Section 4.8. Net Lease. The Issuer and the Lessee agree that (a) this Lease is intended to be a net lease, (b) the Lease Payments are designed to provide the Issuer and the Trustee funds adequate in amount to pay all principal of and interest and any purchase price and redemption premium accruing on the Bonds as the same become due and payable, (c) to the extent that the Lease Payments are not sufficient to provide the Issuer and the Trustee with funds sufficient for the foregoing purposes, the Lessee will pay, upon demand, as Additional Payments, such additional sums of money, in cash, as may from time to time be required for such purposes, and (d) if, after all of the Bonds are deemed to be paid in accordance with Article XI of the Indenture and provisions has been made for payment of all other sums payable under the Indenture and this Lease in accordance with Article XI of the Indenture, the Trustee or the Issuer holds unexpended funds received in accordance with the terms of this Lease, the unexpended funds shall, after deduction for all sums then due and owing by the Lessee under this Lease, and except as otherwise provided in this Lease and the Indenture, become the absolute property of and be paid over to the Lessee.

                                    ARTICLE V

      MAINTENANCE; MODIFICATIONS; INSURANCE; ASSIGNMENT OF PROJECT; LOSS OF
                              OR DAMAGE TO PROJECT

     Section 5.1. Maintenance and Modification of Project by Lessee.

     (a) The Lessee will, at its own expense, (i) keep the Project in as reasonably safe condition as its operations shall permit, (ii) with respect to the Project, comply with all applicable health and safety standards and all other industrial requirements or restrictions enacted or promulgated by the State, or any political subdivision or agency thereof, or by the United States of America or any agency thereof, and (iii) maintain and repair the Project as provided in Section 1.3 of the Mortgage. The Lessee is not obligated to operate, maintain, preserve, repair, replace or renew any element or unit of the Project the maintenance, repair, replacement or renewal of which becomes, in the sole judgment of the Lessee and subject to the other Financing Documents and the Loan Documents, uneconomical to the Lessee because of damage, destruction or obsolescence, or change in economic or business conditions, or change in government standards and regulations. The Lessee shall not permit or suffer others to commit a nuisance in or about the Project or itself commit a nuisance in connection with its use or occupancy of the Project. The Lessee will pay all costs and expenses of operation of the Project.

     (b) The Lessee may, subject to the other Financing Documents and the Loan Documents and at its own expense, make from time to time any additions, modifications or improvements to the Project that it may deem desirable for its business purposes and that do not materially impair the structural strength or effective use, or materially decrease the value, of the Project; provided that no such addition, modification or improvement shall result in a change in the character of the Project in a manner that would result in any of the representations or warranties contained herein with respect to the Project or the use of the proceeds of the Bonds being or becoming false, untrue, misleading or breached. All additions, modifications or improvements made by the Lessee pursuant to the Issuer of this Section shall (i) be made in a workmanlike manner and in strict compliance with all laws and ordinances applicable thereto, (ii) when commenced, be prosecuted to completion with due diligence, and (ill) other than personal property and trade fixtures, when completed, be deemed a part of the Project.

     Section 5.2. Assignment of Lease by Lessee.

     (a) Except as otherwise provided in this Section, Section 1.11 of the Mortgage and Section 10 of the Land Use Restriction Agreement, the Lessee will not sell, transfer or otherwise dispose of its interest in the Project under this Lease, or any portion thereof, without the prior written consent of the Issuer, the Trustee and the Lender as required under any Loan Document. The consent of the Issuer to any assignment, transfer, encumbrance or disposition described in this Section will not be unreasonably withheld or delayed.

     Section 5.3. Taxes, Assessments and Other Charges.

     (a) The Lessee shall pay all taxes, assessments and charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project (including any tax upon or with respect to the income or profits of the Issuer from the Project that, if not paid, would become a charge on the payments to be made under this Lease prior to or on a parity with the charge thereon created by the Indenture and including ad valorem, sales and excise taxes, assessments and charges upon the Lessee's interest in the Project), all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by lien on the Project.

     (b) The Lessee may, at its expense, in its own name or in the Issuer's name, to contest in good faith the validity or amount of any tax, assessment or other governmental charge. The Issuer agrees to cooperate fully with the Lessee in connection with any and all administrative or judicial proceedings related to any tax, assessment or other governmental charge and in such event may permit the amounts so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom. The Lessee shall hold the Issuer, the Trustee and the Bondowners whole and harmless from any costs and expenses the Issuer, the Trustee and the Bondowners may incur related to any of the above.

     (c) The Lessee will furnish to the Issuer and the Trustee, upon request, proof, or other written evidence, of payment of any taxes, governmental charges, utility charges, insurance premiums or other charges required to be paid by the Lessee under this Lease.

     Section 5.4. Use of Project. The Issuer will not take or cause the Trustee to take any action

(other than as provided herein or in the Indenture) to interfere with the Lessee's interest in the Project or to interfere with possession, custody, use and enjoyment of the Project.

     Section 5.5. Insurance. The Lessee will cause the Project to be kept continuously insured as provided in Section 1.5 of the Mortgage.

     Section 5.6. Casualty or Condemnation. The Lessee or the Issuer, as the case may be, will notify the Issuer, the Significant Bondowner, the Lessee and the Trustee immediately in the case of damage to or destruction of the Project or any portion thereof resulting from fire or other casualty (hereinafter referred to as a "casualty loss") or of a condemnation or loss of title. The Lessee shall restore the Project, prepay the Lease Payments in whole or in part or take such other action, as is required or permitted by the Mortgage and the other Financing Documents.

     Section 5.7. Utilities. All utilities and utility services used by the Lessee in, on or about the Project shall be paid for by the Lessee and shall be contracted for by the Lessee in the Lessee's own name. The Lessee shall, at its sole cost and expense, procure any and all permits, licenses or authorizations necessary in connection therewith.

     Section 5.8. Depreciation and Investment Tax Credit. The Issuer agrees that any depreciation or investment tax credit with respect to the Project or any part thereof shall be made available to the Lessee, and the Issuer will fully cooperate with the Lessee in any effort by the Lessee to avail itself of any such depreciation or investment tax credit.

                                   ARTICLE VI

                              PARTICULAR COVENANTS

     Section 6.1. Indemnification.

     (a) The Lessee releases the Issuer and the Trustee from, agrees that the Issuer and the Trustee shall not be liable for, and indemnifies the Issuer and the Trustee against, all liabilities, losses, damages (including attorneys' fees), causes of action (including negligent acts), suits, claims, costs and expenses, demands and judgments of any nature imposed upon or asserted against the Issuer or the Trustee on account of:

          (i) any loss or damage to property or injury to or death of or loss by any person that may be occasioned by any cause whatsoever pertaining to the construction, maintenance, operation and use of the Project;

          (ii) any breach or default on the part of the Lessee in the performance of any covenant or agreement of the Lessee under this Lease or any other Financing Document, or arising from any act or failure to act by the Lessee, or any of its agents, contractors, servants, employees or licensees;

          (iii) violation of any law, ordinance or regulation affecting the ownership, occupancy or use of the Project;

          (iv) the authorization, issuance and sale of the Bonds, and the provision of any information furnished by the Lessee in connection therewith concerning the Project or the Lessee or arising from (1) any errors or omissions of any nature whatsoever by the Lessee such that the

     Bonds, when delivered to the Bondowners, are not validly issued and binding obligations of the Issuer or (2) any fraud or misrepresentations or omissions contained in the proceedings of the Issuer or the Trustee furnished by or attributable to the Lessee relating to the issuance of the Bonds or pertaining to the financial condition of the Lessee which, if known to the original purchaser of the Bonds, might reasonably be considered a material factor in its decision to purchase the Bonds; and

          (v) any claim or action or proceeding with respect to the matters set forth in subsections (i), (ii), (iii) and (iv) above brought thereon.

     (b) The Lessee agrees to indemnify the Issuer and the Trustee for and to hold it harmless against all liabilities, claims, costs and expenses incurred without negligence or willful misconduct on the part of the Issuer and the Trustee, on account of any action taken or omitted to be taken by the Issuer and the Trustee in accordance with the terms of this Lease, the Bonds, the other Financing Documents or the Indenture or any action taken at the request of or with the consent of the Lessee, including the costs and expenses of the Issuer and the Trustee in defending itself against any such claim, action or proceeding brought in connection with the exercise or performance of any of its powers or duties under this Lease, the other Financing Documents, the Bonds or the Indenture.

     (c) In case any action or proceeding is brought against the Issuer or the Trustee in respect of which indemnity may be sought hereunder, the party seeking indemnity shall promptly give notice of that action or proceeding to the Lessee, and the Lessee upon receipt of that notice shall have the obligation and the night to assume the defense of the action or proceeding; provided, that failure of a party to give that notice shall not relieve the Lessee from any of its obligations under this Section unless that failure prejudices the defense of the action or proceeding by the Lessee. At its own expense, an indemnified party may employ separate legal counsel and participate in the defense. The Lessee shall not be liable for any settlement without its consent.

     (d) The indemnification set forth above is intended to and shall include the indemnification of all affected councilmembers, officials, directors, officers, attorneys, accountants, financial advisors, staff and employees of the Issuer and the Trustee, respectively. That indemnification is intended to and shall be enforceable by the Issuer and the Trustee, respectively, to the full extent permitted by law.

     Section 6.2. Further Assurances and Corrective Instruments. Subject to the Indenture, the Issuer and the Lessee from time to time may execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, Supplemental Lease Agreements and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project and for carrying out the intention or facilitating the performance of this Lease.

     Section 6.3. Recording and Filing of Documents. The Lessee will cause all appropriate financing and continuation statements and other security instruments to be recorded and filed in such manner and in such places as may be required by law to fully preserve and protect the rights and security of the Bondowners, the Trustee, the Issuer and the Significant Bondowner. The Lessee will pay all fees and expenses, including reasonable legal fees, incurred in connection with such recordings and filings.

     Section 6.4. Litigation Notice. The Lessee shall give the Issuer, the Trustee and the Bondowner prompt notice of any action, suit or proceeding by it or against it at law or in equity, or before any governmental instrumentality or agency, or of any of the same which may be threatened, which, if adversely determined, would materially impair the right of the Lessee to carry on the business which is contemplated in connection with the Project, or would materially and adversely affect its business, operations, properties, assets or condition. Within one Business Day after the filing by or against the Lessee of a petition in bankruptcy, the Lessee shall notify the Trustee and the Significant Bondowner in writing as to the occurrence of such filing.

     Section 6.5. Annual Certificate. The Lessee will furnish to the Issuer, the Trustee and the Significant Bondowner, on or before November 1 of each year beginning November 1, 1999, a certificate, signed by the Authorized Lessee Representative, stating that the Lessee has made a review of its activities with respect to the Project during the preceding calendar year for the purpose of determining whether or not the Lessee has complied with all of the terms, provisions and conditions of this Lease and the other Financing Documents and that the Lessee has kept, observed, performed and fulfilled each and every covenant, provision and condition of this Lease and the other Financing Documents on its part to be performed and is not in default, in the performance or observance of any of the terms, covenants, provisions or conditions hereof. If the Lessee shall be in default such certificate shall specify all such defaults and the nature thereof.

     Section 6.6. Covenant to Enter into Agreement or Contract to Provide Ongoing Disclosure. The Lessee agrees that the initial placement of the Bonds is exempt from the requirements of Paragraph (b)(5)(i) of the Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (17 CFR Part 240, Section 240.15c2-12) (the "Rule"' pursuant to Paragraph (d)(1) of the Rule. If as a result of a conversion of Interest Rate Mode or as a result of any amendment or supplement to the Indenture or this Lease, the Bonds cease to be exempt under the Rule, the Lessee will enter into an agreement or contract, constituting an undertaking, to provide ongoing disclosure as may be necessary to comply with the Rule as then in effect. The covenant and agreement contained in this Section 6.6 is for the benefit of the Bondowners as required by the Rule.

                                   ARTICLE VII

               ASSIGNMENT OF ISSUER'S RIGHTS UNDER LEASE AGREEMENT

     Section 7.1. Assignment by the Issuer. The Issuer, by means of the Indenture and as security for the payment of the principal of, purchase price, and redemption premium, if any, and interest on the Bonds, and the obligations payable to the Bondowners under the Financing Documents, will assign, pledge and grant a security interest in certain of its rights, title and interests in, to and under this Lease, including Lease Payments and Additional Payments and other revenues, moneys and receipts received by it pursuant to this Lease, to the Trustee (reserving its rights to Unassigned Issuer's Rights).

     Section 7.2. Restriction on Transfer of Issuer's Rights. The Issuer will not sell, assign, encumber, mortgage, transfer or convey the Project, this Lease or any interest therein except the pledge and assignment of the Project and this Lease pursuant to the Indenture to secure the Bonds.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

     Section 8.1. Events of Default Defined. The term "Event of Default" or "Default" shall mean any one or more of the following events:

     (a) Failure by the Lessee to make timely payment of any Lease Payment or any Additional Payment when due.

     (b) Failure by the Lessee to observe and perform any covenant, condition or agreement on the part of the Lessee under this Lease, any Financing Document or the indenture, other than as referred to in the preceding subparagraph (a) of this Section, for a period of 60 days after written notice of such default has been given to the Lessee and the Significant Bondowner by the Issuer, the Significant Bondowner or the Trustee during which time such default is neither cured by the Lessee or the Significant Bondowner nor waived in writing by the Issuer, the Significant Bondowner and the Trustee, provided that, if the failure stated in the notice cannot be corrected within the 60-day period, the Issuer, the Significant Bondowner and the Trustee may consent in writing to an extension of such time prior to its expiration and the Issuer, the Significant Bondowner and the Trustee will not unreasonably withhold their consent to such an extension if corrective action is instituted by the Lessee or the Significant Bondowner within the 60-day period and diligently pursued to completion and if such consent, in their judgment, does not materially adversely affect the interests of the Bondowners; provided, however, that any such default must be corrected within 120 days and any default may be waived in writing by the Significant Bondowner.

     (c) Any material representation or warranty by the Lessee herein or in any certificate or other instrument delivered under or pursuant to this Lease or the Indenture or in connection with the financing of the Project shall prove to have been false, incorrect, misleading or breached in any material respect on the date when made, unless waived in writing by the Issuer, the Significant Bondowner and the Trustee.

     (d) The Indenture at any time shall prove not to be a valid, binding and enforceable agreement of the Issuer or shall not constitute a valid assignment of the rights of the Issuer under this Lease described in Section 7.1 purportedly assigned under the Indenture and effective to vest in the Trustee all such rights of the Issuer in, to and under this Lease, including the right to enforce this Lease in accordance with its terms.

     (e) Any Financing Document at any time shall prove not to be a valid, binding and enforceable agreement of the Borrower.

     (f) An Event of Bankruptcy with respect to the Lessee occurs.

     Section 8.2. Remedies on Default.

     (a) If the principal of all Bonds then Outstanding and the interest accrued thereon has been declared immediately due and payable pursuant to the provisions of Section 702 of the Indenture, all Lease Payments for the remainder of the Lease Term shall become immediately due and payable without any further act or action on the part of the Issuer or the Trustee and the Trustee, as assignee of the Issuer, may immediately proceed (subject to Section 8.8)to take any one or more of the remedial steps set forth in subparagraph (b)(ii) below.

     (b) Subject to Section 8.8, whenever any Event of Default has occurred and is continuing, the Issuer may take any one or more of the following remedial steps:

          (i) by written notice to the Lessee declare all Lease Payments to be immediately due and payable, together with interest on overdue payments of principal and redemption premium, if any, the Special Redemption Premium, and, to the extent permitted by law, interest, at the rate or rates of interest specified in the respective Bonds, without presentment, demand or protest, all of which are expressly waived;

          (ii) take whatever other action at law or in equity, as may appear necessary or desirable to collect the amounts payable pursuant to this Lease then due and thereafter to become due or to enforce the performance and observance of any obligation, agreement or covenant of the Lessee under this Lease or the Indenture;

          (iii) give the Lessee written notice of intention to terminate this Lease on a date specified therein, which date shall not be earlier than 10 days after such notice is given, and if all defaults have not then been cured, on the date so specified, the Lessee's rights to possession of the Project shall cease and this Lease shall thereupon be terminated, and the Issuer may re-enter and take possession of the Project;

          (iv) without terminating this Lease, re-enter the Project to take possession thereof pursuant to legal proceedings or pursuant to any notice provided for by law, and having elected to re-enter or take possession of the Project without terminating this Lease, the Issuer shall use reasonable diligence to re-let the Project, or parts thereof, for such term or terms and at such rental and upon such other terms and conditions as the Issuer may deem advisable, with the right to make alterations and repairs to the Project, and no such re-entry or taking of possession of the Project by the Issuer shall be construed as an election on the Issuer's part to terminate this Lease, and no such re-entry or taking of possession by the Issuer shall relieve the Lessee of its obligation to pay Lease Payments or Additional Payments (at the time or times provided herein), or any of its other obligations under this Lease, all of which shall survive such re-entry or taking of possession, and the Lessee shall continue to pay the Lease Payments and Additional Payments provided for in this Lease until the end of the Lease Term, whether or not the Project shall have been re-let, less the proceeds, if any, of any re-letting of the Project after deducting all of the Issuer's reasonable expenses in or in connection with such re-letting, including without limitation all repossession costs, brokerage commissions, legal expenses, expenses of employees, alteration costs and expenses of preparation for re-letting. The proceeds of any re-letting shall be deposited in the Bond Fund. Having elected to re-enter or take possession of the Project without terminating this Lease, the Issuer may (subject, however any restrictions against termination of this Lease in the Indenture), by notice to the Lessee given at any time thereafter while the Lessee is in default in the payment of Lease Payments or Additional Payments or in the performance of any other obligation under this Lease, elect to terminate this Lease on a date to be specified in such notice, which date shall be not earlier than 30 days after re-entry, and if all Events of Default shall not have then been cured, on the date so specified this Lease shall thereupon be terminated; and

          (v) take whatever action at law or in equity may appear necessary or appropriate to enforce its Unassigned Issuer's Rights; provided that the Issuer will not take any action which would prejudice the rights of the Trustee.

     (c) If in accordance with any of the foregoing provisions of this Article the Issuer shall have the right to elect to re-enter and take possession of the Project, the Issuer may enter and expel the Lessee and those claiming through or under the Lessee and remove the property and effects of both or either (forcibly if necessary) without being guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant. The Issuer may take whatever action at law or in equity which may appear necessary or desirable to collect rent then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Lessee under this Lease.

     (d) Upon the occurrence of an Event of Default by the Lessee, the Issuer grants to the Trustee a reasonable time within which to obtain possession of the Project, to institute and with reasonable diligence to complete foreclosure proceedings or otherwise acquire the Lessee's leasehold estate under this Lease prior to the Issuer's exercise of any remedy under paragraph (b)(iii) of this Section. The Issuer's right to terminate this Lease shall end when the Trustee obtains possession of the Project as aforesaid, which possession shall be deemed to include possession by a receiver.

     (e) If this Lease shall terminate prior to the expiration of the Lease Term (including the rejection of this Lease by the trustee of the Lessee in a proceeding under the Bankruptcy Code), the Issuer shall enter into a new lease for the Project with the Trustee, or its designee or nominee, for the remainder of the Lease Term, effective as of the date of termination, at the same rent and upon the same terms, covenants and conditions contained in this Lease, except that such new lease shall not guarantee possession of the Project to the new tenant as against the Lessee or anyone claiming under the Lessee, and the Issuer, simultaneously with the execution and delivery of such new lease, shall turn over to the new tenant all moneys, if any, then held by the Issuer under this Lease on behalf of the Lessee, on condition that:

          (i) the Trustee shall make written request for such new lease within 30 days after the date of such termination, and

          (ii) on the commencement date of the term of the new lease, the Trustee shall pay or cause to be paid, solely from moneys available under the Indenture, to the Issuer on that date all expenses, including reasonable counsel fees, court costs and disbursements, incurred by the Issuer in connection with any such default and termination as well as in connection with the execution and delivery of such new lease.

Any new lease entered under the terms of this paragraph (e) will provide that the new lease will not be terminated by the issuer during the period the Trustee, or its nominee or designee, is the tenant.

     (f) In the enforcement of the remedies provided in this Section. the Trustee may treat all expenses of enforcement, including reasonable legal, accounting and advertising fees and expenses, as Additional Payments then due and payable by the Lessee.

     (g) Any amount collected pursuant to action taken under this Section shall be paid to the Trustee and applied, first, to the payment of any reasonable costs, expenses and fees incurred by the issuer or the Trustee as a result of taking such action and, next, any balance shall be used to satisfy any Lease Payments then due by payment into the Bond Fund and applied in accordance with the Indenture and, then, to satisfy any other Additional Payments then due or to cure any other Event of Default.

     (h) Notwithstanding the foregoing, the Trustee shall not be obligated to take any step that in its opinion will or might cause it to expend time or money or otherwise incur liability, unless and until satisfactory indemnity has been furnished to the Trustee at no cost or expense to the Trustee.

     (i) The provisions of this Section are subject to the limitation that the annulment of a declaration that the Bonds are immediately due and payable shall automatically constitute an annulment of any corresponding declaration made pursuant to subparagraph (b)(i) of this Section and a waiver and rescission of the consequences of such declaration and of the Event of Default with respect to which such declaration has been made, provided that no such waiver or rescission shall extend to or affect any other or subsequent Default or impair any right consequent thereon. If any covenant, condition or agreement contained in this Lease is breached or any Event of Default has occurred and such breach or Event of Default is thereafter waived by the Trustee, such waiver shall be limited to such particular breach or Event of Default.

     Section 8.3. No Remedy Exclusive. Subject to Section 8.8, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

     Section 8.4. Agreement to Pay Attorneys' Fees and Expenses. In connection with any Event of Default by the Lessee, if the Trustee, the Issuer or the Significant Bondowner employs attorneys or incurs other expenses for the collection of amounts payable hereunder or the enforcement of the performance or observance of any covenants or agreements on the part of the Lessee herein contained, the Lessee agrees that it will, on demand therefor, pay such party the reasonable fees of such attorneys and such other reasonable expenses so incurred by such party.

     Section 8.5. Issuer and Lessee to Give Notice of Default. The Issuer and the Lessee shall each, at the expense of the Lessee, promptly give to the Trustee and the Significant Bondowner written notice of any Default of which the Issuer or the Lessee, as the case may be, shall have actual knowledge or written notice, but the Issuer shall not be liable for failing to give such notice.

     Section 8.6. Performance of Lessee's Obligations. If the Lessee fails to keep or perform any of its obligations as provided in this Lease in respect of
(a) maintenance of insurance, (b) payments of taxes, assessments and other charges, (c) repairs and maintenance of the Project, (d) compliance with legal or insurance requirements, or in the making of any other payment or performance of any other obligation, then the Issuer, the Significant Bondowner or the Trustee may (but shall not be obligated so to do) upon the continuance of such failure on the Lessee's part for 15 days after notice of such failure is given to the Lessee by the Issuer, the Significant Bondowner or the Trustee, and without waiving or releasing the Lessee from any obligation hereunder, as an additional but not exclusive remedy, make any such payment or perform any such obligation, and all sums so paid by the Issuer, the Significant Bondowner or the a Trustee and all necessary incidental costs and expenses incurred by the Issuer, the Significant Bondowner or the Trustee in performing such obligations shall be deemed to be Additional Payments and shall be paid to the Issuer, the Significant Bondowner or the Trustee on demand.

     Section 8.7. Remedial Rights Assigned to the Trustee. Upon the execution and delivery of the Indenture, the Issuer will thereby have assigned to the Trustee all rights and remedies conferred upon or reserved to the Issuer by this Lease, reserving only the Unassigned Issuer's Rights. Subject to Section 8.8, the Trustee shall have the exclusive right to exercise such rights and remedies conferred upon or reserved to the Issuer by this Lease in the same manner and to the same extent, but under the limitations and conditions imposed thereby and hereby. The Trustee, the Significant Bondowner and the other Bondowners shall be deemed third party creditor beneficiaries of all representations, warranties, covenants and agreements contained herein.

     Section 8.8. Significant Bondowner to Direct Trustee. Any provision herein to the contrary notwithstanding, the Issuer and the Trustee, as assignee of the Issuer, (a) shall exercise the remedies provided for under this Lease only if and as directed in writing by the Significant Bondowner and (b) shall not waive any Event of Default without the prior written consent of the Significant Bondowner. Any direction from the Significant Bondowner must be in accordance with the provisions of law and of this Lease. The Issuer and the Trustee shall have the right to decline to follow any direction if the Issuer or the Trustee, as applicable, in good faith determines that the proceeding so directed would involve it in personal liability unless the Issuer or the Trustee, as the case may be, is furnished indemnity satisfactory to it for the reimbursement of all costs and expenses to which it may be put and to protect it against all liability which it may incur in or by reason of such direction.


                                   ARTICLE IX

       PREPAYMENT AND ACCELERATION OF LEASE PAYMENTS; PURCHASE OF PROJECT

     Section 9.1. Prepayment at the Option of the Lessee. Upon the exercise by the Lessee of its option to cause the Bonds or any portion thereof to be redeemed pursuant to Section 303 of the Indenture, the Lessee shall prepay Lease Payments in whole or in part at the times and at the prepayment prices sufficient to redeem all or a corresponding portion of the Bonds then Outstanding in accordance with said paragraph, including the Special Redemption Premium. At the written direction of the Lessee with the prior written consent of the Significant Bondowner, such prepayments shall be applied to the redemption of the Bonds in whole or in part in accordance with said paragraph.

     Section 9.2. Mandatory Prepayment Upon Certain Events. If the Bonds are subject to mandatory redemption for any other reason described in Section 304 or
Section 306 of the Indenture, the Lessee shall prepay Lease Payments in whole at the time and at the prepayment prices sufficient to redeem all of the Bonds then Outstanding in accordance with Section 304 or Section 306 of the Indenture, as applicable. The Lessee will promptly notify the Issuer, the Significant Bondowner and the Trustee in writing of the occurrence and existence of any event or condition which could result in mandatory prepayment under this Section.

     Section 9.3. Purchase of Project, Required Prepayment.

     (a) Except during the continuance of an Event of Default, the Lessee shall have the option, with the prior written consent of the Significant Bondowner, to purchase the Project at any time, prior to the expiration of the Lease Term and terminate this Lease if (i) the Bonds have been paid in full or if provision is otherwise made for payment of the Bonds in such manner that the Indenture will be discharged under Article XII of the Indenture on or before the date of termination, (ii) prepayment and termination is allowed by the Mortgage, and
(iii) the Lessee provides the Trustee and the Issuer with an opinion of Bond Counsel to the effect that all such conditions have been satisfied, provided that this Lease may not be terminated unless and until (a) all of the Lessee's obligations under the Financing Documents have been satisfied and (b) all of the Lessee's obligations with respect to the Issuer's fees and any rebate obligation have been satisfied and the Lessee has so certified to the Issuer and the Trustee. All obligations of the Lessee under Sections 4.4 and 6.1 shall survive termination of this Lease until payment in full of the Bonds.

     (b) Notwithstanding the foregoing, the Lessee may not terminate this Lease unless and until the Trustee has on deposit an amount equal to the sum of the following:

          (i) moneys on deposit in any of the Funds established under the Indenture and available for that purpose which are sufficient to discharge the Indenture in accordance with Article XI of the Indenture; plus

          (ii) to the extent not paid under subparagraph above, an amount equal to the Trustee's fees, expenses and charges under the indenture and any other amounts due under Section 6.1, accrued and, to the extent determinable, to accrue until the Bonds are fully paid and redeemed and all other advances, fees, costs and expenses reasonably incurred and to be incurred on or before the termination date by the Trustee under the Indenture and by the Issuer and the Trustee under this Lease and the other Financing Documents; plus

          (iii) the sum of $100.

     (c) On the purchase date, a closing shall be held at any office mutually agreed upon among the Issuer, the Lessee and the Trustee (which closing may be conducted by mail or recognized overnight delivery service). At the closing the Issuer and the Trustee shall, upon acknowledgment of receipt of the sum set forth in paragraph (b) above, execute and deliver to the Lessee such release and other instruments as the Lessee reasonably determines is necessary to terminate this Lease, including documents conveying to the Lessee legal title to the Project, as it then exists, subject to the following: (i) those liens and encumbrances, if any, to which title to the Project was subject when conveyed to the Issuer; (ii) those liens and encumbrances created by the Lessee or to the creation or suffering of which the Lessee consented; (iii) those liens and encumbrances resulting from the failure of the Lessee to perform or observe any of the agreement on its part contained in this Lease; (iv) Permitted Encumbrances other than the Indenture and this Lease; and (v) if the Project or any part thereof is being condemned, the rights and title of any condemning authority. All further obligations of the Lessee hereunder (except as specifically provided in Sections 4.4 and 6.1) shall thereupon terminate, provided, however, that the Lessee shall also remain obligated to pay or reimburse the Issuer, and the Trustee for the payment of all other fees, costs and expenses unaccounted for in the sum paid in accordance with paragraph (b) above and reasonably incurred before or subsequent to such closing in connection with the Bonds and to pay arbitrage rebate.

     (d) The Lessee hereby agrees to purchase, and the Issuer hereby agrees to sell, the Project for the sum of $100 at the expiration of the Lease Term, following full payment of the Bonds or provision for payment thereof having been made in accordance with the provisions of the indenture.

     Section 9.4. Notice of Prepayment. To exercise an option granted by Section
9.1 or 9.3, the Lessee shall give written notice to the Issuer, the Significant Bondowner and the Trustee which shall specify therein the date upon which a prepayment of Lease Payments will be made, which date shall be not less than 45 days from the date the notice is received by the Trustee, and which shall contain the written consent of the Significant Bondowner. In the Indenture, the Issuer has directed the Trustee to forthwith take all steps (other than the payment of the money required to redeem the Bonds) necessary under the applicable provisions of the Indenture to effect any redemption of the then
Outstanding Bonds, in whole or in part, pursuant to Article III of the Indenture.

     Section 9.5. Precedence of this Article. The rights, options and obligations of the Lessee set forth in this Article may be exercised or shall be fulfilled, as the case may be, whether or not a Default exists hereunder, provided that such Default will not result in nonfulfillment of any condition to the exercise of any such right or option and provided further that no amounts payable pursuant to this Lease shall be prepaid in part during the continuance of an Event of Default described in Section 8.1(a).

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.1. Authorized Representatives.

     (a) Whenever under this Lease the approval of the Issuer is required or the Issuer is required or permitted to take some action, such approval shall be given or such action shall be taken by the Authorized Issuer Representative and the Lessee, the Significant Bondowner and the Trustee shall be authorized to act on any such approval or action.

     (b) Whenever under this Lease the approval of the Lessee is required or the Lessee is required or permitted to take some action, such approval shall be given or such action shall be taken by the Authorized Lessee Representative, and the Issuer, the Significant Bondowner and the Trustee shall be authorized to act on any such approval or action.

     (c) Whenever under this Lease the approval of the Significant Bondowner is required or the Significant Bondowner is required or permitted to take some action, such approval shall be given or such action shall be taken by an authorized officer of the Significant Bondowner, and the Issuer, the Lessee and the Trustee shall be authorized to act on any such approval or action.

     Section 10.2. Term of Lease Agreement. This Lease shall be effective from and after its execution and delivery and shall continue in full force and effect until the Bonds are deemed to be paid within the meaning of Article XI of the Indenture and provision has been made for paving all other sums payable by the Lessee to the Issuer, the Trustee, the Significant Bondowner and the paying agents for the Bonds under this Lease and the Indenture to the date of the retirement of the Bonds. All agreements, covenants, representations and certifications the Lessee as to all matters affecting the tax-exempt status of the interest on the Bonds and the indemnifications provided by Section 6.1 shall survive the termination of this Lease.

     Section 10.3. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered by hand delivery or on the third day following the day on which the same has been mailed by registered or certified mail, postage prepaid, addressed as specified in Section 1203 of the Indenture. Notice to the Bondowners shall be given, if necessary, in the manner provided in Section 1203 of the Indenture. A duplicate copy of each notice, certificate or other communication given hereunder to any party mentioned in Section 1203 shall be given to all other parties mentioned therein (other than the Bondowners unless a copy is required to be furnished to them by other provisions of this Lease). The Issuer, the Lessee, the Significant Bondowner or the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent to it.

     Section 10.4. Performance Date Not a Business Day. If the last day for performance of any act or the exercising of any right, as provided in this Lease, shall not be a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day.

     Section 10.5. Binding Effect. This Lease shall inure to the benefit of and shall be binding upon the Issuer, the Lessee and their respective successors and assigns, subject to the provisions contained in Section 5.2.

     Section 10.6. Amendments, Changes and Modifications. Except as otherwise provided in this Lease or in the Indenture, subsequent to the issuance of Bonds and prior to all of the Bonds being deemed to be paid in accordance with Article XI of the Indenture and provision being made for the payment of all sums payable under the Indenture in accordance with Article XI of the Indenture, this Lease may not be effectively amended, changed, modified, altered or terminated without the concurring written consent of the

Trustee and the Significant Bondowner, given in accordance with the Indenture.

     Section 10.7. Execution in Counterparts. This Lease may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument; provided, however, that for purposes of Article 9 of the Uniform Commercial Code of the State, no security interest in this Lease may be created by the transfer or possession of any counterpart hereof other than the counterpart containing the receipt therefor executed by the Trustee on or immediately following the signature page hereof delivered, pledged and assigned to the Trustee.

     Section 10.8. No Pecuniary Liability. No provision, representation, covenant or agreement contained in this Lease or in the Indenture, the Bonds, or any obligation herein or therein imposed upon the Issuer, or the breach thereof, shall constitute or give rise to or impose upon the Issuer a pecuniary liability (except to the extent of any rental payments, revenues and receipts derived by the Issuer pursuant to this Lease). No provision hereof shall be construed to impose a charge against the general Credit of the Issuer or any personal or pecuniary liability upon any director. official or employee of the Issuer.

     Section 10.9. Extent of Covenants of the Issuer; No Personal or Pecuniary Liability of Issuer.

     (a) No covenant, agreement or obligation contained in this Lease shall be deemed to be a covenant, agreement or obligation of any present or future councilmember, officer, employee or agent of the Issuer in his or her individual capacity, and neither the councilmembers of the Issuer nor any officer thereof executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No councilmember, officer, employee or agent of the Issuer shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act, provided such member, officer, employee or agent acts in good faith.

     (b) No agreements or provisions contained in this Lease nor any agreement, covenant or undertaking by the Issuer contained in any document executed by the Issuer in connection with the Project, or the issuance, sale and delivery of the Bonds shall give rise to any pecuniary liability of the Issuer or a charge against its general credit, or shall obligate the Issuer financially in any way except as may be payable from the Lease Payments by the Lessee and the proceeds of the Bonds. No failure of the Issuer to comply with any term, condition, covenant or agreement herein or in any document executed by the Issuer in connection with the issuance and sale of the Bonds shall subject the Issuer to liability for any claim for damages, costs or other financial or pecuniary charge except to the extent that the same can be paid or recovered from the Lease Payments or proceeds of the Bonds. Nothing in this Indenture precludes a proper party in interest from seeking and obtaining, to the extent permitted by law, specific performance against the Issuer for any failure to comply with any term, condition, covenant or agreement herein, provided that no costs, expenses or other monetary relief will be recoverable from the Issuer except as may be payable from the repayments by the Lessee under tile Lease Agreement or from the proceeds of the Bonds.

     (c) No recourse shall be had for the payment of the principal of or premium or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement contained in this Lease against any past, present or future officer, councilmember, employee or agent of the Issuer, or of any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officers, councilmembers, employees or agents, as such, is hereby expressly waived and released as a condition of, and consideration for, the execution of this Lease and the issuance of such Bonds.

     (d) Anything in this Lease to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that (i) the Issuer may rely conclusively on the truth and accuracy of any certificate, option, notice, or other instrument furnished to the Issuer by the Trustee or the Lessee as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer; (ii) the Issuer shall not be under any obligation hereunder to perform any record keeping or to provide any legal services; and (iii) none of the provisions of this Lease shall require the Issuer to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers under this Lease, unless it shall first have been adequately indemnified to its satisfaction against the cost, expenses, and liability which may be incurred.

     Section 10.10. Severability. If any provision of this Lease, or any covenant, stipulation, obligation, agreement, act or action, or part thereof made, assumed, entered into or taken thereunder, or any application of such provision, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Lease or any other covenant, stipulation, obligation, agreement, act or action, or part thereof, made, assumed, entered into, or taken, each of which shall be construe d and enforced as if such illegal or invalid portion were not contained herein. Such illegality or invalidity of any application thereof shall not affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act or action, or part thereof, shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

     Section 10.11. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State.

                [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Issuer and the Lessee have caused this Lease to be executed in their respective names.

                                        CITY OF OLATHE, KANSAS

[SEAL]                                  By /s/
                                              Mayor
ATTEST:

By /s/ Debra S. Gragg
       City Clerk

                                        KING'S COURT INVESTORS LIMITED
                                        PARTNERSHIP,
                                        a Kansas limited partnership

                                        By: King's Court Associates, L.L.C.,
                                            a Kansas limited liability company,
                                            its General Partner
                                            By Its Members:


                                            /s/ Fred N. Coulson, III
                                                Fred N. Coulson, III

                                            /s/ Alson R. Martin
                                                Alson R. Martin

                                            /s/ Kevin K. Nunnink
                                                Kevin K. Nunnink

                                       S-2